UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  March 31, 2008

Hawaiian Telcom Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-131152	16-1710376
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

1177 Bishop Street

Honolulu, Hawaii  96813

(Address of principal executive offices)

808-546-4511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

Hawaiian Telcom Communications, Inc. (the “Company”) issued a press release on March 31, 2008, announcing its 2007 fourth quarter and full year earnings.  This information, attached as Exhibit 99.1, is being furnished to the SEC pursuant to Item 2.02 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits

99.1	Press release dated March 31, 2008 announcing 2007 fourth quarter and full year earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2008
HAWAIIAN TELCOM COMMUNICATIONS, INC.

/s/ Alan M. Oshima
Alan M. Oshima Senior Vice President, General Counsel and Secretary